Exhibit 10.1

****CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

TWENTY-SEVENTH AMENDMENT TO THE
FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Twenty-Seventh Amendment to the Full-time Transponder Capacity Agreement (Pre-Launch) (the “Twenty-Seventh Amendment”) is made and entered into as of this 17th day of June, 2016 (the “Effective Date”) by and between INTELSAT CORPORATION, a Delaware corporation (“Intelsat”), and GCI COMMUNICATIONS CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with **** transponders on ****; **** transponders on ****; **** Transponders on **** (the “**** Transponders”); **** Transponder **** on ****; **** Transponder **** on ****; and **** Transponder **** on ****; and

WHEREAS, Customer wishes to **** Transponders on ****, as further defined below;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.	Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.

2.	Article 2, Capacity Term. The Capacity Term for **** Transponders, specifically **** shall be **** on ****.

3.	Section 3.1, **** Fee. Customer’s **** Fee for the **** shall be as set forth in Appendix A.

5.	Except as specifically set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed and delivered this Twenty-Seventh Amendment as of the day and year above written.

INTELSAT CORPORATION		GCI COMMUNICATION CORP.

By:	/s/ Stephen A. Chernow	By:	/s/ Jimmy R. Sipes

Name:	Stephen A. Chernow	Name:	Jimmy R. Sipes

Title:	VP & Deputy General Counsel	Title:	VP Network Services & Chief Engineer

Date:	June 17, 2016	Date:	June 16, 2016

APPENDIX A

CUSTOMER’S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE FOR
GCI COMMUNICATIONS CORP.

SVO #	****/ Transponder No	Transponder Type	Capacity Term	**** Fee
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** **
	****	****	**** –****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** *
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** ** US$**** **
	****	****	**** – ****	US$**** ****
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** ***
	****	****	**** – ****	US$**** **
	****	****	**** – ****	US$**** ***

* **** Fee includes US$**** for **** and the US$**** for each of Customer’s **** Transponders under Article 14. If the **** Transponder is **** or when Customer is **** a Transponder on **** (of its successor satellite), the **** Fee for such **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder **** to the **** Fee. The **** fee shall be ****.

** **** Fee includes US$**** for **** Fee and the US$**** for each of Customer’s **** Transponders with **** under Article 15. If the **** Transponder is **** or when Customer is using a Transponder on ****, the **** Fee for such affected Customer’s **** Transponder shall be ****. If, however, the **** Transponder later ****, then the **** Fee for such **** Transponder shall ****. The **** Fee shall be ****.

*** **** Fee includes US$**** for **** and the US$**** for each of the Customer’s **** Transponder **** Fees, **** (hereinafter referred to as the **** Fee” as **** is the ****), **** for transponder ****. If the **** Transponder ****, the **** Fee for such affected **** Transponder shall be ****. If, however, the **** Transponder ****, then the **** Fee for such **** Transponder shall **** Fee. The **** Fee shall be ****.

**** **** Fee includes US$**** for ****. No **** is provided for this Transponder.